UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/31/2012

Teavana Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-35248
Delaware	20-1946316
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3630 Peachtree Road NE, Suite 1480
Atlanta, GA 30326
(Address of principal executive offices, including zip code)

(404) 995-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 31, 2012, pursuant to an Agreement and Plan of Merger, dated as of November 14, 2012 (the “Merger Agreement”), by and among Teavana Holdings, Inc. (the “Company” or “Teavana”), Starbucks Corporation (“Starbucks”) and Taj Acquisition Corp. (“Merger Sub”), Merger Sub merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”).

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Merger, on December 31, 2012, the Company repaid all amounts (including principal and interest) accrued and outstanding under the Loan and Security Agreement, dated as of June 12, 2008 (as amended, supplemented or otherwise modified through the date hereof), among the Company, Teavana Corporation, ST Acquisition Company, Teavana Franchising Corporation, Teavana International, Inc., and Teavana Gift Company, as obligors, and Fifth Third Bank as lender. No penalties were required to be paid in connection with such repayment.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under “Introductory Note” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

On December 31, 2012, the Merger was consummated and, in accordance with the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

●	Teavana became a wholly-owned subsidiary of Starbucks.

●
Each outstanding share of Teavana common stock, other than shares owned by Teavana, Starbucks or Merger Sub (which were cancelled) was converted into the right to receive $15.50 in cash, without interest and subject to any required withholding taxes (the “Merger Consideration”).

●
Each company option outstanding immediately prior to the Merger, whether or not then vested and exercisable, was cancelled and converted into the right to receive, for each share of Teavana common stock subject to such stock option, an amount in cash, without interest and subject to any required withholding taxes, equal to the excess, if any, of the Merger Consideration over the per share exercise price of such option.

Certain stockholders and executives of Teavana have placed a portion of the proceeds payable with respect to their shares and stock options into escrow to cover certain potential costs including relating to integration matters.  Public stockholders are not subject to this escrow arrangement and accordingly their Merger Consideration was not reduced thereby.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Teavana’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2012 and is incorporated herein by reference.

A copy of the press release issued by the Company and Starbucks on December 31, 2012 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 31, 2012, the Company notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested (i) that trading of the Company’s common stock on the NYSE be suspended as of the close of business on December 31, 2012 and (ii) that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company’s common stock. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth under “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under “Introductory Note,” Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth under “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all of the members of the Company’s board of directors (other than Andrew Mack) resigned as of the Effective Time.  Following such resignations, Troy Alstead and Jeff Hansberry were elected to the Company’s board of directors.  Andrew Mack remained a director of the Company.

In connection with the Merger, as of the Effective Time, Jeff Hansberry, Andrew Mack, Richard Lautch and Sophie Hager Hume became an officer of the Company.

The information set forth under “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on December 31, 2012, at the Effective Time, the (i) Second Amended and Restated Certificate of Incorporation of the Company was amended and restated to read in its entirety as set forth in Exhibit A to the Merger Agreement and (ii) Amended and Restated Bylaws of the Company were amended and restated to read in the same form as the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that the name of the corporation set forth in the bylaws is “Teavana Holdings, Inc.” Copies of the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively.

The information set forth under “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On December 31, 2012, the Company and Starbucks issued a press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Teavana Holdings, Inc.
3.2	Amended and Restated By-Laws of Teavana Holdings, Inc.
99.1	Joint Press Release, dated December 31, 2012 issued by Starbucks and Teavana Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teavana Holdings, Inc.

Date: December 31, 2012	By:	/s/ Jeff Hansberry
Jeff Hansberry
President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Teavana Holdings, Inc.
3.2	Amended and Restated By-Laws of Teavana Holdings, Inc.
99.1	Joint Press Release, dated December 31, 2012 issued by Starbucks and Teavana Holdings, Inc.